UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 5, 2021

Spark Energy, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36559	46-5453215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

    12140 Wickchester Ln, Suite 100
Houston, Texas 77079
(Address of principal executive offices)

(713) 600-2600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of exchange on which registered
Class A common stock, par value $0.01 per share	SPKE	The NASDAQ Global Select Market
8.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share	SPKEP	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.

On May 5, 2021, Spark Energy, Inc. (the “Company”) issued a press release announcing its first quarter 2021 earnings (the "Press Release"). The Press Release is furnished herewith as Exhibit 99.1. On May 6, 2021, the Company held a conference call to discuss its first quarter 2021 earnings. A transcript of the conference call is furnished herewith as Exhibit 99.2. The information in Item 2.02 of this Current Report on Form 8-K is being "furnished" and not "filed" for the purposes of Section 18 of the of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and is not incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Cautionary Note Regarding Forward Looking Statements

Exhibit 99.2 to this Current Report may include forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, the risks described in Exhibit 99.1 to this Current Report and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and in any subsequent Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Registrant. Each such statement speaks only as of the day it was made. The Registrant undertakes no obligation to update or to revise any forward-looking statements. The factors cannot be controlled by the Registrant. When used in Exhibit 99.2 to this Current Report, the words "may," "should," "likely," "will," "believe, "expect," "anticipate," "estimate," "forecast," "seek," "target," "continue," "plan," "intend," "project," and similar words are intended to identify forward-looking statements. Examples of forward-looking statements include statements regarding expectations for the impact of the COVID-19 pandemic, future financial performance, business strategies, expectations for our business, future operation, liquidity positions, availability of capital resources, financial position, estimated revenue and losses, projected costs, plans, objectives and beliefs of management.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release of Spark Energy, Inc. dated May 5, 2021.
99.2	Transcript of conference call held by Spark Energy, Inc. on May 6, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Spark Energy, Inc. dated May 5, 2021.
99.2	Transcript of conference call held by Spark Energy, Inc. on May 6, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2021

By:      /s/ James G. Jones II
Name:     James G. Jones II
Title:    Chief Executive Officer

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